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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                 ______________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 28, 2004


                              Global Matrechs, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-29204                58-2153309
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut              06877
    (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:         (203) 431-6665


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         On December 28, 2004, we issued to a consultant (the "Consultant") warrants to purchase up to 575,000 shares of our common stock, par value $0.0001 per share, with an exercise price of $0.01 per share, as compensation for services provided to us. The sale of these securities was made in reliance on
Section 4(2) of the Securities Act of 1933, as amended, as a sale of securities not involving a public offering.

         Under the terms of the warrants, the Consultant may purchase, at any time and from time-to-time after the vesting of the warrants, up to 575,000 shares of our common stock. On fourth of the warrants vested and became exercisable upon the execution of the agreement. The remaining warrants shall vest and become exercisable in accordance with the following schedule:

         Number of Warrants                      Vesting Date
         143,750                                 January 9, 2005
         143,750                                 January 24, 2005
         143,750                                 February 8, 2005

Any unexercised warrants shall expire on November 30, 2007.

         The warrants contain a cashless exercise provision, whereby the warrant holder may, in lieu of cash payment of the aggregate exercise price of the warrants being exercised, exchange additional warrants such that the aggregate spread (i.e., the difference between the exercise price of the warrant and the market price of our common stock on the date of exercise) of such shares equals the aggregate exercise price of the shares to be purchased. In the event of a cashless exercise, we would not receive any cash proceeds for the shares purchased pursuant to such exercise.

         We have agreed to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement covering all shares of our common stock issuable pursuant to the exercise of these warrants. We have agreed that we will file such registration statement with the SEC not later than February 15, 2005, and that we will use commercially reasonable efforts to cause the registration statement to become effective within sixty (60) days of the date of filing.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

        Number          Title
        ------          -----

         99.1           Form of Warrants issued to Consultant

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Global Matrechs, INC.


Date: December 29, 2004

                                       By: /s/ Michael Sheppard
                                           ---------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer
















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                                  EXHIBIT INDEX


   Number          Title
   ------          -----

    99.1           Form of Warrants issued to Consultant




























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